TEMPLETON INSTITUTIONAL FUNDS, INC.



                                   Emerging Markets Series
TIFI---------------------------------------------------------------------------
                                       ANNUAL REPORT





[TEMPLETON LOGO]                                      DECEMBER 31, 2000
PAGE
            ------------------------------------------------------------
            MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

                  - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S.
                        GOVERNMENT;

                  -     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
                        GUARANTEED OR ENDORSED BY, ANY BANK;

                  - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
            ------------------------------------------------------------

            INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.
PAGE
December 31, 2000



Dear Shareholder:


           Despite a positive beginning with the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index gaining 2% (in U.S. dollar terms) in the first quarter of 2000, the rest of the year saw most emerging stock markets fall. Initial gains were led by an intense interest in technology stocks globally, which attracted speculative investment. However, in the second quarter, as we expected, heavy corrections in technology stocks discouraged investors, causing the MSCI EMF Index to fall 10.8% (in U.S. dollar terms). Nevertheless, as investors began to recuperate from the losses experienced, old economy value stocks began to attract attention. However, momentum slowed as 10-year high global oil


--------------------------------------------------------------------------------

                         TOTAL RETURNS AS OF 12/31/000


                                                                                            CUMULATIVE
                                   ONE-YEAR         THREE-YEAR         FIVE-YEAR               SINCE
                                   AVERAGE            AVERAGE           AVERAGE              INCEPTION
                                 ANNUAL(1,2)        ANNUAL(1,2)        ANNUAL(1,2)        (05/03/93)(1,3)
  TIFI Emerging
  Markets Series                    -32.01%          -4.44%             -1.66%                7.01%

  IFC Investable
  Composite Index(4)                -31.76%          -3.83%             -3.67%               10.10%

  MSCI Emerging
  Markets Free Index(5)             -30.61%           -4.82%             -4.17%               16.05%

  1 Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

  2 Average annual total return represents the average annual change in value of an investment over the indicated periods.

  3 Cumulative total return represents the change in value of an investment over the indicated periods.

  4 Source: International Finance Corporation. The IFC Investable Composite
    Index tracks the performance of approximately 1,300 securities in emerging market countries. It includes reinvested dividends.

  5 Source: Morgan Stanley Capital International. The MSCI Emerging Markets Free
    Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends.

  Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

  All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

[PICTURE OF MARK MOBIUS]

Mark Mobius joined Templeton in 1987 as managing director of its Far East Division in Hong Kong, with responsibility for the Templeton group's research expertise, principally in emerging markets countries. In this capacity, he directs the analysts based in Hong Kong and Singapore and manages our emerging markets portfolios. Dr. Mobius has spent over twenty years working in Asia, and has extensive experience in economic research and analysis.

Prior to joining Templeton, from 1983 to 1986 he was president of International Investment Trust Company Ltd. in Taipei, Taiwan - that country's first and largest investment management firm. Before that, he served as a director at Vickers da Costa, an international securities firm. Initially, he started in that firm's Hong Kong office in 1980, and then moved to Taiwan in 1983 to open that firm's office there and to direct operations in India, Indonesia, Thailand, the Philippines, and Korea.

Before joining Vickers, Dr. Mobius operated his own consulting firm in Hong Kong for ten years, and was a research scientist for Monsanto Overseas Enterprises Company in Hong Kong and the American Institute for Research in Korea and Thailand.

Dr. Mobius holds Bachelors and Masters Degrees from Boston University, and received his Ph.D. in Economics and Political Science in 1964 from the Massachusetts Institute of Technology. He also studied at the University of Wisconsin, University of New Mexico, and Kyoto University in Japan.





You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.



                                                                    continued...
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES


LETTER CONTINUED...............................................................


GEOGRAPHIC DISTRIBUTION ON 12/31/00
(Equity Assets as a Percentage of Total Net Assets)

[PIE CHART]

Asia                                37.2%
Latin America                       22.0%
Middle East/Africa                  17.9%
Europe                              11.5%




prices took their toll. This caused the MSCI EMF Index to fall 13.4% (in U.S. dollar terms) in the third quarter. Signs of slowing growth in the United States and concerns over the actual realization of earnings also played a part in the volatility experienced in some markets, with the IFC Investable Composite Index and MSCI EMF Index falling 31.76% and 30.61% (in U.S. dollar terms), respectively, over the past year. For the same period, the Fund posted -32.01% return.

PORTFOLIO CHANGES

           During the year 2000, holdings across Southern and Eastern Europe were added to the portfolio as aspirations for European Union (EU) membership continued to push most Eastern European economies to strive for better economic and restructuring results. We anticipate further reform in Eastern European countries, which could lead to positive gains for the entire region. As of the end of the twelve-month period, holdings in South Africa comprised the single largest country holding in the Fund's portfolio (15.2%), followed by holdings in Mexico (9.7%), Brazil (8.5%), and South Korea (7.6%). Finance interests dominated the Fund, followed by investments in the energy and capital equipment sectors. Nevertheless, it is noteworthy that we are fundamental investors, focusing on companies and not on a top-down analysis of economies or sectors. Needless to say, we take into account the prospects of industries, but we do not intentionally over/under-weigh any sector. Price fluctuations and some portfolio rebalancing led to the replacement of several companies in the Fund's top 10 holdings. Grupo Financiero Banamex Accival (Mexico), Cheung Kong (Hong Kong), Banco Bradesco (Brazil), Sasol (South Africa), and South African Breweries (South Africa) replaced Vale Do Rio Doce (Brazil), Telemar (Brazil, name changed from Tele Norte Leste Participacoes), Korea Electric Power (Korea), Telekomunikasi Indonesia (Indonesia), and Telmex (Mexico), among the Fund's top 10 holdings.

ECONOMIC CONDITIONS

           In Latin America, concerns surrounding Argentina's high debt position resurfaced in November. These concerns combined with a brief period of political instability caused by the resignation of Vice President Carlos Alvarez, which stimulated a fall in the stock market. Uncertainty over Argentina's internal situation resulted in concerns over the performance of regional stock markets. This exerted further pressure on the performance of the Fund. In a positive development, the approval of an International Monetary Fund (IMF)-led US$39.7 billion rescue package for Argentina, which included US$10 billion from local banks, could help to improve investor confidence in the country. As agreed upon with the IMF, the Argentine government announced various reforms aimed at eliminating the country's deficit positions by the year 2005. Brazil


2
PAGE
 ...............................................................................



continued its efforts to attract foreign investment by eliminating the 0.3% tax on financial transactions for foreigners investing in the stock market, red-tape restrictions, and streamlining foreign exchange laws. Citing economic growth and low inflation, Moody's Investors Service raised Brazil's credit rating, thus restoring it to the rating it had prior to the 1999 currency devaluation.

           In Southern and Eastern Europe, economies continued to undertake various reforms and embark on new programs in order to ensure their accession into the EU. Efforts to expedite Turkey's accession into the EU also continued as Turkey's Council of Ministers decided that changing laws relating to human rights and democracy should be parliament's top priority. However, banking reform concerns led to a short-term crisis in December. Soon after, an IMF-rescue mission announced a US$10 billion loan package designed to calm the market and help relieve liquidity problems. Furthermore, the government also decided to introduce a package of measures to strengthen the banking system, as well as speed up privatization. An overweight position in Poland and what we believe was good stock selection in Hungary and Turkey also contributed to the Fund's performance.

           Moving to Asia, we believe that Hong Kong's reputation as a world-class financial center, its history of competent financial management, and a strong adherence to law all make the city an attractive place for investment. To prepare for its World Trade Organization (WTO) negotiations, China has begun introducing legislative changes to comply with WTO requirements. The most significant legal amendments should be in the areas of finance, telecommunications, and distribution, sectors that China has agreed to open. South Korean President Kim Dae-jung was awarded the Nobel Peace Prize for his tireless efforts in bringing together the two Koreas. As the South Korean government continued its battle on the reform front, labor unions staged protests against job losses that would most likely result from restructuring and economic reforms. Despite these temporary interruptions, we anticipate positive changes ahead. An overweight position in the Hong Kong market contributed positively to the Fund's performance.

POLITICAL CLIMATE

           Mexican President Vincente Fox took office on December 1, 2000, and appointed his new cabinet. We expect President Fox to be active on the reform front. He has already announced that tax reform will be a major goal during his administration. We believe that the defeat of the Partido Revolucionario Institucional confirms that Mexico has developed strong democratic institutions and has moved more in line with its northern neighbors.


FUND ASSET ALLOCATION ON 12/31/00

[PIE CHART]


Short-Term Investments & Other Net Assets              11.4%
Equity*                                                88.6%


* Equity includes convertible and preferred securities


                                                                               3
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES


LETTER CONTINUED...............................................................



INDUSTRY DIVERSIFICATION ON 12/31/00
(Equity Assets as a Percentage of Total Net Assets)


Finance                               25.5%
Energy                                16.3%
Capital Equipment                     16.1%
Services                              14.1%
Consumer Goods                        11.8%
Materials                              4.3%
Multi-Industry                          .5%



10 LARGEST POSITIONS ON 12/31/00
  (Percent of Total Net Assets)


Grupo Financiero Banamex
Accival SA de CV                             3.7%
Cemex SA                                     3.4%
Cheung Kong
Holding Ltd.                                 3.3%
Centrais Eletricas Brasileiras
SA (Eletrobras)                              3.1%
Samsung
Electronics Co. Ltd.                         2.3%
Banco Bradesco SA, pfd.                      2.1%
Akbank                                       2.1%
Sasol Ltd.                                   2.0%
South African Breweries PLC                  1.9%
Anglo American PLC                           1.7%


           In Poland, President Aleksander Kwasniewski was sworn in for his second and final term; thus, political continuity should allow the government to concentrate on reforms. Supported by the Solidarity Electoral Action and the Freedom Union, the Lower House passed the 2001 budget. Hungarian President Ferenc Madl began his 5-year term in August. However, no change in government policy is expected, as Hungarian presidents have no executive powers. Russian President Putin was inaugurated in May, and he vowed to restore the country as a world power and to continue his battle to push through economic reforms. Despite a long and difficult journey, Putin has taken most pressing issues head-on and has expedited reform changes. Moreover, surging exports continue to support the economy (third quarter GDP grew 7.9% annually) with high world oil prices driving up the value of a significant Russian export.

           In the South African government elections, the African National Congress retained its majority. This should allow the government to continue focusing on reforms aimed at bolstering South Africa's economic recovery. We continue to favor South Africa due to the growth potential of the market and the quality of the company management we find there. Some South African companies have now seen the results of recent efforts to streamline operations and become more competitive on an international level. An overweight position in the South African market contributed positively to the Fund's performance.

           Moving to Asia, Thailand's parliament ended its current session in November as the country prepared for the general elections on January 6, 2001. The National Counter Corruption Commission indicted Prime Minister candidate Thaksin Shinawatra for concealing assets, but with Shinawatra's growing popularity, his Thai Rak Thai party overwhelmingly won the elections. However, if the Constitutional Court confirms the indictment, Shinawatra will be banned from politics for five years. The anti-corruption body also announced that it cleared Prime Minister Chuan Leekpai and Deputy Prime Minister Banyat Bantadtan of similar offences. In the Philippines, the impeachment trial of President Estrada for corruption takes center stage. Testimonies heard so far have been damaging to Estrada; nevertheless, a guilty verdict cannot be certain. However, the rapidly diminishing support or growing distrust from senior government officials may hinder any further economic reforms and privatization programs. This is the first impeachment trial in Asia and is an indication of increasingly restive citizens demanding reform.

OUTLOOK

           We expect uncertainty to continue in most emerging markets in the short term as investors recuperate from the losses experienced in 2000 and begin to take a more cautious attitude toward investing. Market expectations of lower U.S. interest rates could boost some markets, especially those in Asia and Latin America, as well as


4
PAGE
 ................................................................................



interest-rate sensitive sectors such as banking and real estate. Moreover, in many of the emerging markets, we believe that valuations have fallen to very attractive levels. Thus, we believe that the present discounts on stocks in the markets could be unwarranted, although further price falls are not impossible.

           This discussion reflects our views, opinions, and portfolio holdings as of December 31, 2000, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

           Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In fact, the Mexican Bolsa Index has increased 4,341.56% in the last 15 years, but has suffered 8 declines of more than 15% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

           Thank you for your continued support.


Best regards,


/s/ Donald F. Reed


Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/ J. Mark Mobius


J. Mark Mobius, Ph. D.
Managing Director
Templeton Asset Management Ltd.


1 Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended December 31, 2000. Market return is measured in U.S. dollars and does not include reinvested dividends.



--------------------------------------------------------------------------------

Total Return Index Comparison
$5,000,000 Investment:  05/03/93-12/31/00

[LINE GRAPH]
[PLOT POINTS TO COME]


Periods ended December 31, 2000

                                                                SINCE
                                                              INCEPTION
                                 ONE-YEAR       FIVE-YEAR     (05/03/93)
Average Annual
Total Return(1,2)                  -32.01%        -1.66%         0.89%
Cumulative Total
Return(1,3)                       -32.01%         -8.02%         7.01%


   1. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

   2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

   3. Cumulative total return represents the change in value of an investment over the indicated periods.

   4. Sources: Morgan Stanley Capital International and International Finance Corporation. The IFC Investable Composite Index tracks the performance of approximately 1,300 securities in emerging market countries. It includes reinvested dividends. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. Indices are unmanaged, include reinvested dividends, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index.

      All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.



For the most current portfolio information, please call 1-800-362-6243.


                                                                               5
PAGE
 ................................................................................



                                    The following are Dr. Mobius's thoughts
                                    regarding a recent visit to South Africa with the emerging markets research team.

COUNTRY________________________________________________________________________
    FOCUS

            SOUTH AFRICA -- As the year 2000 draws to a close, we at Franklin Templeton see a year for South Africa in which much progress has been made, and we believe the prospects for the forthcoming year look relatively good. You may be surprised by this position as South Africa is the country the world loves to "hate"; it seems negative news is always emphasized, while positive news is downplayed.

                        While the world press focused on political problems in
            Zimbabwe (a country to the north of South Africa) and how floods affected Mozambique and the South African provinces neighboring Mozambique, the South African government focused on management of the country.

                        The government held discussions with a delegation from
            the World Bank and laid out the country's finances and plans. The result was praise from the World Bank on how the country was being managed and endorsement of the government's plans for the future. Earlier in the year, Michael Nowak of the International Monetary Fund had also praised the South African government. In June, Fitch (the rating agency) upgraded the country's credit rating to BBB- . This, combined with the upgrade by Standard & Poor's in February, means that South Africa is now rated investment grade by key international rating agencies. Fitch also mentioned that the Zimbabwean situation has had only a limited impact on the South African economy, not something that you would expect if you read all of the news reports. The fact is that the 700,000 houses built by the government since 1994, the 2.5 million new electricity connections, and the 1.2 million new fixed phone lines installed in the country are not often reported.

                        The South African economy has performed relatively well
            in the year of review. Prime interest rates declined from a high of 25.5% at the beginning of 1999 to a low of 14.5% since February 2000. In all likelihood, in our opinion, the dramatic decline would have continued if oil prices did not soar as they did this year. The negative impact of high oil prices fueled the Reserve Bank's inflation concerns and led to a halt in reduction of interest rates. The bank is beginning to take an easing stance as oil prices decline.


6
PAGE
 ...............................................................................


                        In terms of trade in South Africa, we believe the year
            has been a relatively good one. Platinum and palladium prices hit all time highs, resulting in strong export earnings. Record sales of diamonds also generated strong export revenue. In addition, a declining rand made South African exports much cheaper and led to strong export volumes. The combined effect led to more than 10 months of continuous trade surpluses. In the one month of note, there was a negative impact as a result of South African Airways purchasing several aircraft, which skewed the trade balance for that month.


[MAP OF SOUTH AFRICA]


                                                                               7
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES

COUNTRY FOCUS CONTINUED .......................................................


            During the year, the South African rand depreciated against the U.S. dollar by 24.5%, as at the time of writing. We believe there is little fundamental reason for this phenomenon given the economic fundamentals of the country. It is partially explained by the fact that the country's major trading partner is the European Union, whose euro also suffered a considerable 20.9% depreciation against the U.S. dollar before support through money and foreign exchange market intervention. In essence, South Africa was earning a large portion of its export revenue in a currency that was on a slide against the U.S. dollar and this had an impact on the rand. The reduction of interest rates also resulted in re-allocation of fixed income portfolios by foreign investors, leading to a foreign exchange drain. Further, misplaced concerns about the violence in Zimbabwe also had an impact on foreign investor confidence in the South African financial markets and led to further portfolio outflows. The South African government strongly attempted to re-assure investors that, unlike Zimbabwe, the rule of law in its country is and will be respected and followed. Viewed against other major currencies, the South African rand has held its own value quite well, depreciating roughly in line with the inflation differential. As highlighted in the previous paragraph, the currency depreciation benefited exporters considerably. Unfortunately, the full gains could not be captured as the benefits were partially offset by a higher oil import bill. The currency has shown signs of stabilizing at current levels.

            At the beginning of the year, economists' estimates for GDP growth for the year were as high as 3.5%. All indications were that these estimates would be met. However, like most other economies, including developed ones, the economy suffered the negative impact of higher oil prices, which in turn raised fears of inflation. There was a knock-on effect as petrol prices were adjusted upward dramatically to account for the higher oil price. As a result, the Reserve Bank kept interest rate levels at a higher level than originally anticipated. Increasing expenditure on cellular telephones and the newly introduced national lottery compounded the combined effect of these two economic phenomena. This factor had a profoundly negative impact, leading to poor financial performance in many sectors, including the packaging, retail, and food sectors. For instance, the management of one packaging company we visited attributed a lower volume production than the previous year's because of the shift in consumer patterns in favor of cell phones and the lottery. Fortunately, the company also produces vouchers and cards for the cellular industry and is therefore able to tap into some of the growth in cellular phone use. Recently released data indicates that the economy is in line to achieve a growth rate of approximately 3%, which is commendable given the economic circumstances.

            The South African government is committed to sound economic policy. It looks set to meet the budget deficit target of 2.5% in 2001. We believe the 6% inflation target to be met by 2002 is also achievable.


8
PAGE
 ................................................................................


The current year's inflation rate should stand at 7.8% at the end of the year given the performance in the year-to-date. The November consumer price index, which is the index that the Reserve Bank follows as a guide for its inflation targeting, stands at 7.7% (South African Economic Research, JP Morgan, 19 December 2000). The South African government has demonstrated its commitment to economic policy by restricting wage increases to the inflation rate, much to the displeasure of the trade unions. Notwithstanding tremendous pressure from the unions, government has stuck to its single-digit increase offer.

           The privatization program is on track and the government expects to generate over US$6.5 billion in the next three to five years. It has already announced the intention to float Telkom South Africa in October 2001. Estimates are that this could be a US$6.5-12 billion stock exchange listing. The government has already sold off 20% of South African Airways; 30% of Telkom South Africa, the Airports Company; and other smaller businesses.

           The country went to the polls again in December to elect a new local government. The elections, like others since 1994, were concluded without any major problems. The result was known by the second day after elections. A sad but positive reflection on the general state of the elections is that after so many years of people being denied the right to vote in South Africa, these elections had the lowest turnout yet. However, the retail shops were packed as people took the opportunity to do some Christmas shopping. The ANC came in with a healthy majority and the main opposition increased their size to approximately 30%. In our view, democracy is well entrenched in South Africa, the government governs within the law, and the courts are respected. The various oppositions to the government - both the largest Democratic Alliance and the small Pan African Congress, as well as a few other small parties - keep a sharp watch on the government and opposition are keen to point out anything they see the government has done wrong. The government does make mistakes; in fact it is more open about many of its mistakes, giving the press much more to report than if the problems were swept under the carpet.

           In general, we believe South Africa is a country that is making good progress. We like the management both within the government and in its companies. It is our opinion that the legal system, generally good corporate governance, and a strong infrastructure make it a good place to invest.



* This letter reflects our opinions as of the close of the period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition.


                                                                               9
PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2000          1999          1998          1997          1996
                                                               ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................        $12.90         $8.31        $10.37        $12.45        $10.75
                                                               ------------------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .13           .10           .18           .18           .15
 Net realized and unrealized gains (losses)................         (4.26)         4.59         (2.05)        (1.60)         1.86
                                                               ------------------------------------------------------------------
Total from investment operations...........................         (4.13)         4.69         (1.87)        (1.42)         2.01
                                                               ------------------------------------------------------------------
Less distributions from:
 Net investment income.....................................          (.11)         (.10)         (.19)         (.18)         (.15)
 Net realized gains........................................            --            --            --          (.48)         (.16)
                                                               ------------------------------------------------------------------
Total distributions........................................          (.11)         (.10)         (.19)         (.66)         (.31)
                                                               ------------------------------------------------------------------
Net asset value, end of year...............................         $8.66        $12.90         $8.31        $10.37        $12.45
                                                               ==================================================================
Total Return...............................................      (32.01)%        56.58%      (18.03)%      (11.32)%        18.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $1,676,028    $2,608,708    $1,733,607    $1,923,881    $1,565,537
Ratios to average net assets:
 Expenses..................................................         1.47%         1.43%         1.51%         1.57%         1.56%
 Net investment income.....................................         1.21%         1.02%         2.03%         1.42%         1.56%
Portfolio turnover rate....................................        82.86%        49.35%        38.11%        24.72%         7.92%

+Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.
 10
PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                              INDUSTRY                    SHARES/WARRANTS
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 88.6%
ARGENTINA 2.0%
*Capex SA, A...............................................              Electric Utilities                      17,197
*Molinos Rio de la Plata SA, B.............................                 Food Products                     3,328,816
Perez Companc SA, B........................................                   Oil & Gas                       1,561,457
Quilmes Industrial SA, ADR, pfd. ..........................                   Beverages                         938,060
Telecom Argentina Stet-France Telecom SA, B, ADR...........    Diversified Telecommunication Services         1,039,014
AUSTRIA 1.6%
Austria Tabak AG...........................................                    Tobacco                           69,002
BBAG Oesterreichische Brau-Beteiligungs AG.................                   Beverages                          32,486
Erste Bank der Oester Sparkassen AG........................                     Banks                           126,540
Mayr-Melnhof Karton AG.....................................            Containers & Packaging                   103,918
OMV AG.....................................................                   Oil & Gas                         146,590
BRAZIL 8.5%
*Banco Bradesco SA, pfd. ..................................                     Banks                     4,981,994,531
Centrais Eletricas Brasileiras SA (Eletrobras).............              Electric Utilities                 832,643,000
Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. ...              Electric Utilities               1,970,495,720
Cia Energetica de Minas Gerais Cemig, Br., pfd. ...........              Electric Utilities                 501,472,000
Companhia Paranaense de Energia-Copel, B, pfd. ............              Electric Utilities               1,246,541,000
*Companhia Riograndense de Telecom, A, pfd. ...............    Diversified Telecommunication Services        17,444,000
Copene-Petroquimica do Nordeste SA, A, pfd. ...............                   Chemicals                       8,731,700
Duratex SA, pfd. ..........................................               Building Products                 234,193,639
Eletropaulo Metropolitana SA, pfd. ........................              Electric Utilities                  95,196,000
Embraer-Empresa Brasileira de Aeronautica SA...............              Aerospace & Defense                    843,700
Tele Norte Leste Participacoes SA, pfd. ...................    Diversified Telecommunication Services        90,594,445
Unibanco Uniao de Bancos Brasileiros SA, GDR...............                     Banks                           306,737
CHILE .3%
*Cia de Telecomunicaciones de Chile SA, ADR................    Diversified Telecommunication Services           316,120
*Madeco Manufacturera de Cobre SA, ADR.....................                Metals & Mining                      306,270
CHINA .5%
Beijing Datang Power Generation Co. Ltd., H................              Electric Utilities                     378,000
*China Petroleum & Chemical Corp., H.......................                   Oil & Gas                       4,656,000
PetroChina Co. Ltd., H.....................................                   Oil & Gas                      33,678,000
Shandong Huaneng Power Development Co. Ltd., ADR...........              Electric Utilities                     305,100
COLUMBIA .5%
Cementos Argos SA..........................................            Construction Materials                 1,565,949
Compania Nacional de Chocolates SA.........................                 Food Products                     2,034,505
Compania Suramericana de Inversiones SA....................            Diversified Financials                 3,183,989
CROATIA .3%
Pliva D D, GDR, Reg S......................................                Pharmaceuticals                      375,800
CZECH REPUBLIC 1.2%
*CEZ AS....................................................              Electric Utilities                   6,919,474
Philip Morris CR AS........................................                    Tobacco                           16,023


                                                                 VALUE
------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 88.6%
ARGENTINA 2.0%
*Capex SA, A...............................................  $       88,708
*Molinos Rio de la Plata SA, B.............................       5,601,373
Perez Companc SA, B........................................       2,408,497
Quilmes Industrial SA, ADR, pfd. ..........................       8,442,540
Telecom Argentina Stet-France Telecom SA, B, ADR...........      16,299,532
                                                             --------------
                                                                 32,840,650
                                                             --------------
AUSTRIA 1.6%
Austria Tabak AG...........................................       3,825,419
BBAG Oesterreichische Brau-Beteiligungs AG.................       1,402,980
Erste Bank der Oester Sparkassen AG........................       5,702,515
Mayr-Melnhof Karton AG.....................................       4,581,590
OMV AG.....................................................      11,354,177
                                                             --------------
                                                                 26,866,681
                                                             --------------
BRAZIL 8.5%
*Banco Bradesco SA, pfd. ..................................      35,768,166
Centrais Eletricas Brasileiras SA (Eletrobras).............      15,393,221
Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. ...      36,388,482
Cia Energetica de Minas Gerais Cemig, Br., pfd. ...........       7,252,057
Companhia Paranaense de Energia-Copel, B, pfd. ............      10,100,178
*Companhia Riograndense de Telecom, A, pfd. ...............       7,022,328
Copene-Petroquimica do Nordeste SA, A, pfd. ...............       2,686,677
Duratex SA, pfd. ..........................................       6,605,462
Eletropaulo Metropolitana SA, pfd. ........................       4,394,150
Embraer-Empresa Brasileira de Aeronautica SA...............       5,343,433
Tele Norte Leste Participacoes SA, pfd. ...................       1,951,265
Unibanco Uniao de Bancos Brasileiros SA, GDR...............       9,029,570
                                                             --------------
                                                                141,934,989
                                                             --------------
CHILE .3%
*Cia de Telecomunicaciones de Chile SA, ADR................       4,168,833
*Madeco Manufacturera de Cobre SA, ADR.....................       1,470,096
                                                             --------------
                                                                  5,638,929
                                                             --------------
CHINA .5%
Beijing Datang Power Generation Co. Ltd., H................          98,136
*China Petroleum & Chemical Corp., H.......................         740,194
PetroChina Co. Ltd., H.....................................       5,613,072
Shandong Huaneng Power Development Co. Ltd., ADR...........       2,443,851
                                                             --------------
                                                                  8,895,253
                                                             --------------
COLUMBIA .5%
Cementos Argos SA..........................................       2,696,290
Compania Nacional de Chocolates SA.........................       4,913,384
Compania Suramericana de Inversiones SA....................       1,708,760
                                                             --------------
                                                                  9,318,434
                                                             --------------
CROATIA .3%
Pliva D D, GDR, Reg S......................................       4,415,650
                                                             --------------
CZECH REPUBLIC 1.2%
*CEZ AS....................................................      18,334,726
Philip Morris CR AS........................................       2,469,892
                                                             --------------
                                                                 20,804,618
                                                             --------------

                                                                              11
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   INDUSTRY                    SHARES/WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
EGYPT 1.3%
*Al Ahram Beverages Co., GDR....................                   Beverages                          387,148      $    4,984,531
Commercial International Bank Ltd. .............                     Banks                          1,148,641          10,482,456
*Orascom Telecom................................      Wireless Telecommunication Services             216,000           2,887,404
*Suez Cement Co. ...............................            Construction Materials                    462,036           4,038,361
                                                                                                                   --------------
                                                                                                                       22,392,752
                                                                                                                   --------------
ESTONIA .3%
Hansabank Ltd. .................................                     Banks                            653,900           5,457,018
                                                                                                                   --------------
FINLAND .2%
Hartwall OYJ, A.................................                   Beverages                          136,300           2,623,295
                                                                                                                   --------------
GREECE .4%
Hellenic Telecommunications Organization SA.....    Diversified Telecommunication Services            434,930           6,489,006
                                                                                                                   --------------
HONG KONG 5.0%
Cheung Kong Holdings Ltd. ......................                  Real Estate                       4,278,000          54,709,740
Dairy Farm International Holdings Ltd. .........             Food & Drug Retailing                  8,879,119           3,196,483
Hang Lung Development Co. Ltd. .................                  Real Estate                       9,108,000           8,115,566
HSBC Holdings PLC...............................                     Banks                            427,473           6,329,970
Hutchison Whampoa Ltd. .........................            Diversified Financials                    978,006          12,193,885
                                                                                                                   --------------
                                                                                                                       84,545,644
                                                                                                                   --------------
HUNGARY 1.0%
Egis RT.........................................                Pharmaceuticals                        84,560           3,189,644
Gedeon Richter Ltd. ............................                Pharmaceuticals                       104,091           6,145,771
Matav RT........................................    Diversified Telecommunication Services          1,127,500           4,684,273
Mol Magyar Olay-Es Gazipari RT..................                   Oil & Gas                          122,300           2,066,200
                                                                                                                   --------------
                                                                                                                       16,085,888
                                                                                                                   --------------
INDIA 1.5%
Gas Authority of India Ltd., GDR................                 Gas Utilities                         86,100             540,278
Grasim Industries Ltd. .........................           Industrial Conglomerates                   517,600           3,203,398
Hindalco Industries Inc. .......................                Metals & Mining                        48,277             762,990
Hindustan Petroleum Corporation Ltd. ...........                   Oil & Gas                          784,874           2,368,241
Mahanagar Telephone Nigam Ltd. .................    Diversified Telecommunication Services          2,877,513          11,040,329
Satyam Computers Services Ltd. .................           IT Consulting & Services                    69,600             481,967
SSI Ltd. .......................................           IT Consulting & Services                   137,300           4,209,886
*Zee Telefilms Ltd. ............................                     Media                            522,800           3,102,305
                                                                                                                   --------------
                                                                                                                       25,709,394
                                                                                                                   --------------
INDONESIA 3.4%
*Asia Pulp & Paper Co. Ltd., ADR................            Paper & Forest Products                 2,216,060           1,108,030
*PT Barito Pacific Timber TBK...................            Paper & Forest Products                28,198,500             378,895
PT Gudang Garamm................................                    Tobacco                         2,672,000           3,590,284
PT Hanjaya Mandala Sampoerna....................                    Tobacco                           913,500           1,406,837
*PT Indah Kiat Pulp & Paper Corp. TBK...........            Paper & Forest Products                63,088,950           5,379,678
*PT Indocement Tunggal Prakarsa.................            Construction Materials                  6,711,000           1,109,829
*PT Indofoods Sukses Makmur TBK.................                 Food Products                    104,504,600           8,371,170
PT Indosat TBK..................................    Diversified Telecommunication Services          9,847,000           9,160,000
PT Semen Gresik (Persero) TBK...................            Construction Materials                  6,743,962           4,042,892
PT Telekomunikasi Indonesia (Persero), B........    Diversified Telecommunication Services         97,722,120          20,705,979
PT Timah TBK....................................                Metals & Mining                     6,449,000             916,525
PT Tjiwi Kimia TBK..............................            Paper & Forest Products                 9,368,514             605,201
                                                                                                                   --------------
                                                                                                                       56,775,320
                                                                                                                   --------------

 12
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   INDUSTRY                    SHARES/WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ISRAEL 1.4%
Elbit Systems Ltd. .............................              Aerospace & Defense                     133,564      $    1,740,775
Elron Electronic Industries Ltd. ...............      Electronic Equipment & Instruments              305,160           8,603,497
*Formula Systems Ltd. ..........................                   Software                           139,700           4,384,303
*Fundtech Ltd. .................................                   Software                           195,900           3,501,713
*Gilat Satellite Networks Ltd. .................           Communications Equipment                    37,880             965,940
Koor Industries Ltd. ...........................           Industrial Conglomerates                    16,340           1,059,160
*Magic Software Enterprises Ltd. ...............                   Software                           217,450             516,444
*Makhteshim-Agan Industries Ltd. ...............                   Chemicals                          206,200             504,345
*Orckit Communications Ltd. ....................    Diversified Telecommunication Services             79,100             168,088
*Sapiens International Corp. ...................                   Software                           161,800             176,969
*Tecnomatix Technologies Ltd. ..................                   Software                           159,398             836,840
*Vocaltec Communications Ltd. ..................                   Software                           199,900             887,056
                                                                                                                   --------------
                                                                                                                       23,345,130
                                                                                                                   --------------
MALAYSIA .7%
Genting Bhd. ...................................         Hotels Restaurants & Leisure               3,682,600           9,109,589
IOI Corp. Bhd. .................................                 Food Products                      3,113,905           2,089,594
Resorts World Bhd. .............................         Hotels Restaurants & Leisure                 820,000           1,305,526
                                                                                                                   --------------
                                                                                                                       12,504,709
                                                                                                                   --------------
MEXICO 9.7%
Alfa SA de CV, A................................           Industrial Conglomerates                 2,041,000           2,803,892
Cemex SA........................................            Construction Materials                 15,526,110          56,151,560
DESC SA de CV DESC, B...........................           Industrial Conglomerates                 5,455,550           2,072,411
Fomento Economico Mexicano SA de CV Femsa.......                   Beverages                           98,350           2,938,206
Grupo Bimbo SA de CV, A.........................                 Food Products                      3,096,363           4,350,409
*Grupo Carso SA de CV...........................           Industrial Conglomerates                   168,000             416,132
*Grupo Financiero Banamex Accival SA de CV......                     Banks                         37,832,481          62,210,876
*Grupo Financiero BBVA Bancomer SA de CV, O.....                     Banks                         14,261,375           7,896,187
Kimberly Clark de Mexico SA de CV, A............            Paper & Forest Products                   382,800           1,059,737
*Nuevo Grupo Mexico, B..........................                Metals & Mining                       278,900             841,765
Telefonos de Mexico SA de CV (Telmex), ADR......    Diversified Telecommunication Services            473,964          21,387,626
                                                                                                                   --------------
                                                                                                                      162,128,801
                                                                                                                   --------------
PAKISTAN 1.2%
*Hub Power Co. Ltd. ............................              Electric Utilities                   29,844,000          10,213,166
Pakistan Telecommunications Corp., A............    Diversified Telecommunication Services         25,522,600           9,612,123
                                                                                                                   --------------
                                                                                                                       19,825,289
                                                                                                                   --------------
PHILIPPINES 1.3%
*Philippine National Bank.......................                     Banks                             52,550              39,938
*RFM Corp. .....................................                 Food Products                      9,446,293             188,926
San Miguel Corp., B.............................                   Beverages                       18,874,040          20,950,184
                                                                                                                   --------------
                                                                                                                       21,179,048
                                                                                                                   --------------
POLAND 5.3%
Bank Rozwoju Eksportu SA........................                     Banks                            161,286           5,112,756
Bank Slaski SA W Katowicach.....................                     Banks                            133,612           7,598,021
*Elektrim SA....................................             Electrical Equipment                   1,937,200          23,719,860
Impexmetal SA...................................                Metals & Mining                       130,603             862,786
*Orbis SA.......................................         Hotels Restaurants & Leisure                 469,100           2,940,034
Polski Koncern Naftowy Orlen SA.................                   Oil & Gas                        4,299,700          23,410,345
Prokom Software SA..............................           IT Consulting & Services                   107,390           4,521,684
Telekomunikacja Polska SA.......................    Diversified Telecommunication Services          3,136,431          20,947,488
                                                                                                                   --------------
                                                                                                                       89,112,974
                                                                                                                   --------------

                                                                              13
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   INDUSTRY                    SHARES/WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
RUSSIA 1.2%
GUM Trade House.................................               Multiline Retail                       486,000      $      643,950
Lukoil Holdings.................................                   Oil & Gas                           54,000             499,500
Lukoil Holdings, ADR............................                   Oil & Gas                          310,320          11,093,940
Mosenergo, ADR..................................              Electric Utilities                      415,050             933,863
Mosenergo, GDR..................................              Electric Utilities                      143,400             339,271
Rostelecom, ADR.................................    Diversified Telecommunication Services          1,175,760           6,099,255
Rostelecom, pfd. ...............................    Diversified Telecommunication Services          1,611,700             596,329
                                                                                                                   --------------
                                                                                                                       20,206,108
                                                                                                                   --------------
SINGAPORE 3.4%
Cycle & Carriage Ltd. ..........................               Specialty Retail                       251,741             481,995
First Capital Corp. Ltd. .......................                  Real Estate                       1,605,000           1,295,848
Fraser and Neave Ltd. ..........................                   Beverages                        4,425,850          17,101,035
*Golden Agri-Resources Ltd. ....................                 Food Products                      8,823,000           1,093,971
Keppel Corp. Ltd. ..............................            Diversified Financials                 12,926,000          25,196,009
*Natsteel Electronics Ltd. .....................            Computers & Peripherals                    25,000             113,178
Natsteel Ltd. ..................................           Industrial Conglomerates                   416,000             700,531
Sembcorp Industries Ltd. .......................           Industrial Conglomerates                 3,868,928           3,793,067
Sembcorp Marine Ltd. ...........................                   Machinery                        7,285,000           2,940,888
United Industrial Corporation Ltd. .............                  Real Estate                       9,491,000           4,652,451
                                                                                                                   --------------
                                                                                                                       57,368,973
                                                                                                                   --------------
SLOVAK REPUBLIC .1%
*Slovnaft AS....................................                   Oil & Gas                          109,971           1,231,675
                                                                                                                   --------------
SOUTH AFRICA 15.2%
*African Bank Investments Ltd. .................            Diversified Financials                  5,597,000           3,955,608
Anglo American PLC..............................                Metals & Mining                       519,141          28,048,701
Barloworld Ltd. ................................           Industrial Conglomerates                 3,899,491          24,519,917
*Comparex Holdings Ltd. ........................           IT Consulting & Services                   253,000             280,071
Fedsure Holdings Ltd. ..........................                   Insurance                        2,200,954           9,071,303
Firstrand Ltd. .................................                     Banks                          3,955,000           4,388,639
*Imperial Holdings Ltd. ........................               Specialty Retail                       552,725           4,402,816
Iscor Ltd. .....................................                Metals & Mining                     4,003,579           6,610,930
Kersaf Investments Ltd. ........................         Hotels Restaurants & Leisure                 799,274           3,399,818
Liberty Group Ltd. .............................                   Insurance                        1,465,798          13,070,194
Nedcor Ltd. ....................................                     Banks                            178,288           4,027,378
Old Mutual PLC..................................                   Insurance                        9,343,670          23,274,382
Palabora Mining Co. Ltd. .......................                Metals & Mining                       218,600           1,328,349
Remgro Ltd. ....................................           Industrial Conglomerates                 2,291,170          15,678,019
Reunert Ltd. ...................................      Electronic Equipment & Instruments            1,086,500           1,865,852
Sanlam Ltd. ....................................                   Insurance                        8,846,400          11,171,940
Sappi Ltd. .....................................            Paper & Forest Products                   649,260           4,640,022
Sasol Ltd. .....................................                   Oil & Gas                        5,282,600          34,158,952
South African Breweries PLC.....................                   Beverages                        4,622,326          32,484,510
Super Group Ltd. ...............................               Specialty Retail                       600,900             428,647
Tiger Brands Ltd. ..............................                 Food Products                      2,341,225          20,102,989
Tongaat-Hulett Group Ltd. ......................                 Food Products                      1,028,669           5,184,111
Venfin Ltd. ....................................      Wireless Telecommunication Services           1,045,843           2,783,849
                                                                                                                   --------------
                                                                                                                      254,876,997
                                                                                                                   --------------

 14
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   INDUSTRY                    SHARES/WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
SOUTH KOREA 7.6%
Cheil Jedang Corp. .............................                 Food Products                        174,300      $    4,202,490
Hana Bank.......................................                     Banks                            245,587           1,149,308
*Hyundai Electronics Industries Co. ............      Semiconductor Equipment & Products            1,322,100           4,206,682
Hyundai Motor Co. Ltd. .........................                  Automobiles                         751,390           7,187,209
*Korea Data Systems.............................            Computers & Peripherals                   952,530           1,212,311
Korea Electric Power Corp. .....................              Electric Utilities                    1,184,730          22,102,473
Korea Telecom Corp. ............................    Diversified Telecommunication Services             15,770             835,249
Korea Telecom Corp., ADR........................    Diversified Telecommunication Services             93,651           2,903,181
LG Chemical Ltd. ...............................                   Chemicals                          261,340           2,344,829
Samsung Corp. ..................................       Trading Companies & Distributors               417,270           1,698,767
*Samsung Electro-Mechanics Co. .................      Electronic Equipment & Instruments               20,000             542,292
Samsung Electronics Co. Ltd. ...................      Semiconductor Equipment & Products              305,959          38,214,642
*Samsung Heavy Industries Co. Ltd. .............                   Machinery                        4,696,500          16,372,779
Samsung SDI Co. Ltd. ...........................      Electronic Equipment & Instruments              310,594          11,539,856
SK Corp. .......................................                   Oil & Gas                        1,014,360          11,145,932
SK Global.......................................       Trading Companies & Distributors               167,680           1,032,586
                                                                                                                   --------------
                                                                                                                      126,690,586
                                                                                                                   --------------
TAIWAN .6%
*Accton Technology Corp. .......................            Computers & Peripherals                 2,851,000           2,749,135
Advantech Co. Ltd. .............................            Computers & Peripherals                    83,000             263,436
*Compal Electronics Inc. .......................            Computers & Peripherals                 1,300,000           1,764,404
Elan Microelectronics Corp. ....................                   Software                           108,000             179,554
*Procomp Informatics Co. Ltd. ..................                   Machinery                          337,000             723,263
*Ritek Corp. ...................................            Computers & Peripherals                   463,000             689,979
UNI-President Enterprises Corp. ................                 Food Products                      4,443,520           2,955,004
*United Epitaxy Co. Ltd. .......................      Electronic Equipment & Instruments            1,009,260             610,157
*Yageo Corp. ...................................      Electronic Equipment & Instruments              930,000             733,722
                                                                                                                   --------------
                                                                                                                       10,668,654
                                                                                                                   --------------
THAILAND 6.5%
*American Standard Sanitaryware Public Co. Ltd.,
  fgn. .........................................               Building Products                      145,000             534,809
*Bangkok Bank Public Co. Ltd. ..................                     Banks                            171,200             100,636
*Bangkok Bank Public Co. Ltd., fgn. ............                     Banks                          9,129,640           7,260,779
BEC World Public Co. Ltd., fgn. ................                     Media                            634,240           3,158,041
Charoen Pokphand Foods Public Co. Ltd., fgn. ...                 Food Products                      6,431,352           5,885,769
*Charoen Pokphand Foods Public Co. Ltd., wts.,
  4/29/02, fgn. ................................                 Food Products                      3,460,726             223,376
*Dusit Thani Public Company Ltd., fgn. .........         Hotels Restaurants & Leisure                  70,600              35,805
Electricity Generating Public Co. Ltd. .........              Electric Utilities                    1,816,300           1,632,911
Hana Microelectronics Co. Ltd., fgn. ...........      Electronic Equipment & Instruments              511,800           1,050,028
*Jasmine International Public Co. Ltd., fgn. ...    Diversified Telecommunication Services          2,620,100             495,270
*Land and House Public Co. Ltd., fgn. ..........              Household Durables                    2,482,774             786,956
PTT Exploration & Production Public Co. Ltd.,
  fgn. .........................................                   Oil & Gas                        3,848,200           8,959,617
Saha Union Public Co. Ltd., fgn. ...............              Textiles & Apparel                    1,116,171             315,194
*Serm Suk Public Co. Ltd. ......................                   Beverages                          140,200             292,487
*Shin Corporations Public Company Ltd., fgn. ...      Wireless Telecommunication Services           2,281,700           8,415,675
*Siam Cement Public Co. Ltd. ...................            Construction Materials                    446,353           2,860,446
*Siam Cement Public Co. Ltd., fgn. .............            Construction Materials                  1,022,947           9,668,240
*Siam Commercial Bank, 5.25%, cvt. pfd.,
  fgn. .........................................                     Banks                         38,683,600          19,172,370
*Siam Commercial Bank, wts., 6/22/04, fgn. .....                     Banks                              3,533                 261
Siam Makro Public Company Ltd., fgn. ...........               Multiline Retail                     1,668,500           2,000,046
*Telecomasia Corp. Public Co. Ltd., fgn. .......    Diversified Telecommunication Services          8,044,700           3,291,688
*Thai Airways International Public Co. Ltd.,
  fgn. .........................................                   Airlines                         2,397,400           1,768,483
*Thai Farmers Bank Public Co. Ltd. .............                     Banks                          4,451,493           2,001,017
*Thai Farmers Bank Public Co. Ltd., fgn. .......                     Banks                         37,336,107          18,504,525
*Thai Farmers Bank Public Co. Ltd. 144A,
  fgn. .........................................                     Banks                            704,400             349,115
*Total Access Communication Public Co. Ltd. ....    Diversified Telecommunication Services          3,154,100           8,484,529
*United Communications Industries, fgn. ........           Communications Equipment                 1,728,500           1,394,594
                                                                                                                   --------------
                                                                                                                      108,642,667
                                                                                                                   --------------

                                                                              15
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                              INDUSTRY                    SHARES/WARRANTS
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TURKEY 5.4%
Akbank.....................................................                     Banks                     5,611,589,146
Akcansa Cimento Sanayi Ve Ticaret AS.......................            Construction Materials                50,019,000
Arcelik AS, Br. ...........................................              Household Durables                 208,783,850
Haci Omer Sabanci Holding AS...............................            Diversified Financials               288,193,000
*KOC Holding AS............................................            Diversified Financials                61,014,000
*Tupras-Turkiye Petrol Rafineleri AS.......................                   Oil & Gas                     743,497,700
*Turkcell Iletisim Hizmetleri AS...........................      Wireless Telecommunication Services        385,940,000
*Yapi ve Kredi Bankasi AS..................................                     Banks                     1,018,437,000
VENEZUELA 1.0%
Compania Anonima Nacional Telefonos de Venezuela, ADR......    Diversified Telecommunication Services           846,990
TOTAL LONG TERM INVESTMENTS (COST $1,714,177,017)..........
                                                                                                            PRINCIPAL
                                                                                                            AMOUNT**
                                                                                                            --------
SHORT TERM INVESTMENTS (COST $187,996,138) 11.2%
U.S. Treasury Bills, 5.525% to 6.215% with maturities to
  4/19/01..................................................                                               $ 189,583,000
TOTAL INVESTMENTS (COST $1,902,173,155) 99.8%..............
OTHER ASSETS, LESS LIABILITIES .2%.........................
TOTAL NET ASSETS 100.0%....................................

                                                                 VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TURKEY 5.4%
Akbank.....................................................  $   35,579,970
Akcansa Cimento Sanayi Ve Ticaret AS.......................         529,815
Arcelik AS, Br. ...........................................       3,582,000
Haci Omer Sabanci Holding AS...............................       2,493,688
*KOC Holding AS............................................       2,594,210
*Tupras-Turkiye Petrol Rafineleri AS.......................      27,730,035
*Turkcell Iletisim Hizmetleri AS...........................      12,091,213
*Yapi ve Kredi Bankasi AS..................................       5,241,843
                                                             --------------
                                                                 89,842,774
                                                             --------------
VENEZUELA 1.0%
Compania Anonima Nacional Telefonos de Venezuela, ADR......      16,039,873
                                                             --------------
TOTAL LONG TERM INVESTMENTS (COST $1,714,177,017)..........   1,484,457,779
                                                             --------------
SHORT TERM INVESTMENTS (COST $187,996,138) 11.2%
U.S. Treasury Bills, 5.525% to 6.215% with maturities to
  4/19/01..................................................     188,079,210
                                                             --------------
TOTAL INVESTMENTS (COST $1,902,173,155) 99.8%..............   1,672,536,989
OTHER ASSETS, LESS LIABILITIES .2%.........................       3,491,272
                                                             --------------
TOTAL NET ASSETS 100.0%....................................  $1,676,028,261
                                                             ==============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 16
PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value (cost
  $1,902,173,155)...........................................  $1,672,536,989
 Cash.......................................................         149,976
 Receivables:
  Investment securities sold................................      12,207,833
  Capital shares sold.......................................         120,123
  Dividends and interest....................................       5,582,826
                                                              --------------
      Total assets..........................................   1,690,597,747
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................      10,103,020
  Capital shares redeemed...................................       1,861,008
  To affiliates.............................................       1,902,578
 Accrued expenses...........................................         702,880
                                                              --------------
      Total liabilities.....................................      14,569,486
                                                              --------------
Net assets, at value........................................  $1,676,028,261
                                                              ==============
Net assets consist of:
 Distributions in excess of net investment income...........  $       (4,643)
 Net unrealized depreciation................................    (229,636,166)
 Accumulated net realized loss..............................    (453,342,233)
 Capital shares.............................................   2,359,011,303
                                                              --------------
Net assets, at value........................................  $1,676,028,261
                                                              ==============
Net asset value per share ($1,676,028,261 / 193,427,945
  shares outstanding).......................................           $8.66
                                                              ==============

                       See Notes to Financial Statements.
                                                                              17
PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income: (net of foreign taxes of $6,568,505)
 Dividends..................................................    $ 51,419,986
 Interest...................................................       6,955,928
                                                                ------------
      Total investment income...............................                       $  58,375,914
Expenses:
 Management fees (Note 3)...................................      27,189,750
 Administrative fees (Note 3)...............................       1,800,608
 Transfer agent fees (Note 3)...............................          19,000
 Custodian fees.............................................       2,733,000
 Reports to shareholders....................................          29,650
 Registration and filing fees...............................          37,200
 Professional fees..........................................          57,800
 Directors' fees and expenses...............................          65,000
 Other......................................................          58,223
                                                                ------------
      Total expenses........................................                          31,990,231
                                                                                   -------------
            Net investment income...........................                          26,385,683
                                                                                   -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (46,387,640)
  Foreign currency transactions.............................      (5,064,994)
                                                                ------------
      Net realized loss.....................................                         (51,452,634)
      Net unrealized depreciation on investments............                        (812,647,253)
                                                                                   -------------
Net realized and unrealized loss............................                        (864,099,887)
                                                                                   -------------
Net decrease in net assets resulting from operations........                       $(837,714,204)
                                                                                   =============

                       See Notes to Financial Statements.
 18
PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                     2000              1999
                                                                     ----------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   26,385,683    $   21,119,250
  Net realized loss from investments and foreign currency
    transactions............................................       (51,452,634)     (267,446,011)
  Net unrealized appreciation (depreciation) on
   investments..............................................      (812,647,253)    1,184,901,219
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
     operations.............................................      (837,714,204)      938,574,458
 Distributions to shareholders from:
  Net investment income.....................................       (22,081,694)      (20,341,580)
  In excess of net investment income........................                --          (326,502)
                                                                --------------------------------
 Total distributions to shareholders........................       (22,081,694)      (20,668,082)
 Capital share transactions (Note 2)........................       (72,884,215)      (42,804,880)
    Net increase (decrease) in net assets...................      (932,680,113)      875,101,496
Net assets:
 Beginning of year..........................................     2,608,708,374     1,733,606,878
                                                                --------------------------------
 End of year................................................    $1,676,028,261    $2,608,708,374
                                                                ================================
Distributions in excess of net investment income included in net assets:
 End of year................................................    $       (4,643)   $     (326,502)
                                                                ================================

                       See Notes to Financial Statements.
                                                                              19
PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 65% of its total assets in equity securities of developing market companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 20
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (continued)

2. CAPITAL STOCK

At December 31, 2000, there were 1.14 billion shares authorized ($0.01 par value), of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                         2000                                 1999
                                                              ----------------------------------------------------------------
                                                                SHARES         AMOUNT               SHARES          AMOUNT
                                                              ----------------------------------------------------------------
Shares sold.................................................   39,897,074   $ 427,257,412          34,178,900    $ 358,928,791
Shares issued on reinvestment of distributions..............    2,330,738      20,537,830           1,596,732       18,896,296
Shares redeemed.............................................  (51,047,222)   (520,679,457)        (42,078,563)    (420,629,967)
                                                              ----------------------------------------------------------------
Net decrease................................................   (8,819,410)  $ (72,884,215)         (6,302,931)   $ (42,804,880)
                                                              ================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TAML and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.60% of average daily net assets through April 30, 2000. For the year ended December 31, 2000, no reimbursement was necessary under the agreement.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,959,416,438 was as follows:

Unrealized appreciation.....................................  $ 177,348,000
Unrealized depreciation.....................................   (464,227,449)
                                                              -------------
Net unrealized depreciation.................................  $(286,879,449)
                                                              =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

                                                                              21
PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At December 31, 2000 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryover expiring in:
  2006......................................................  $ 85,095,886
  2007......................................................   248,064,895
  2008......................................................    30,672,686
                                                              ------------
                                                              $363,833,467
                                                              ============

At December 31, 2000 the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2000 of $31,691,942 and $578,183, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $1,676,868,592 and $1,909,708,828, respectively.

 22
PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Emerging Markets Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
January 31, 2001

                                                                              23
PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Tax Designation

At December 31, 2000, more than 50% of the Templeton Institutional Funds, Inc. Emerging Markets Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders of record on December 7, 2000.

                                                                FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                        PAID PER SHARE    INCOME PER SHARE
-------------------------------------------------------------------------------------------------
Argentina..................................................       $0.0000            $0.0039
Austria....................................................        0.0006             0.0020
Brazil.....................................................        0.0082             0.0464
China......................................................        0.0000             0.0002
Colombia...................................................        0.0000             0.0025
Czech Republic.............................................        0.0003             0.0010
Egypt......................................................        0.0000             0.0017
Estonia....................................................        0.0002             0.0004
Greece.....................................................        0.0000             0.0005
Hong Kong..................................................        0.0000             0.0066
Hungary....................................................        0.0009             0.0027
India......................................................        0.0001             0.0013
Indonesia..................................................        0.0018             0.0056
Israel.....................................................        0.0011             0.0021
Malaysia...................................................        0.0005             0.0008
Mexico.....................................................        0.0005             0.0077
Pakistan...................................................        0.0008             0.0024
Peru.......................................................        0.0000             0.0002
Philippines................................................        0.0004             0.0009
Poland.....................................................        0.0006             0.0018
Portugal...................................................        0.0002             0.0000
Russia.....................................................        0.0001             0.0005
Singapore..................................................        0.0045             0.0090
South Africa...............................................        0.0000             0.0218
South Korea................................................        0.0021             0.0059
Taiwan.....................................................        0.0003             0.0004
Thailand...................................................        0.0010             0.0051
Turkey.....................................................        0.0000             0.0021
United Kingdom.............................................        0.0004             0.0018
Venezuela..................................................        0.0001             0.0032
                                                               ----------------------------------
TOTAL......................................................       $0.0247            $0.1405
                                                               ----------------------------------
                                                               ----------------------------------

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

 24
PAGE




This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Markets Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.




                                                         Principal Underwriter:

                                                             FRANKLIN TEMPLETON
                                                             DISTRIBUTORS, INC.
                                                           100 Fountain Parkway
                                                                 P.O. Box 33030
                                             St. Petersburg, Florida 33733-8030

[RECYCLE LOGO]                           Institutional Services: 1-800-321-8563
                                               Fund Information: 1-800-362-6243



ZT456 A 02/00